Sunwin International neutraceuticals

A vertically integrated global leader in the manufacturing of all natural stevia products, natural veterinary products and essential traditional Chinese medicines

September 2009

www.sunwininternational.com
www.onlysweet.com

Legal Statement

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Sunwin International Neutraceuticals, Inc., is hereby providing cautionary statements identifying important factors that could cause our actual results to differ materially from those projected in forward-looking statements (as defined in such act). Any statements that are not historical facts and that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, indicated through the use of words or phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "intends," "plans," "believes" and "projects") may be forward-looking and may involve estimates and uncertainties which could cause actual results to differ materially from those expressed in the forward-looking statements. These statements include, but are not limited to, our expectations regarding new markets for stevia, , our guidance and expectations regarding revenues, net income and earnings. In addition, any such statements are qualified in their entirety by reference to, and are accompanied by, the following key factors that have a direct bearing on our results of operations: the business operating risks and new and competing sugar substitutes. We caution that the factors described herein could cause actual results to differ materially from those expressed in any forward-looking statements we make and that investors should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. New factors emerge from time to time, and it is not possible for us to predict all of such factors. Further, we cannot assess the impact of each such factor on our results of operations or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. This presentation is qualified in its entirety by the cautionary statements and risk factor disclosure contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10-K for the year ended April 30, 2009 and our reports on Form 10-Q.

Sunwin International neutraceuticals

Corporate Overview

- Sunwin International Neutraceuticals, Inc.
  - Public since 2004 as SUWN
  - Fiscal year ends April 30th
  - New "Medical Grade" production facilities
  - Located in Qufu, China
- Strong Corporate Position
  - No Significant Long Term debt
  - Strong Balance Sheet: $10.5 million in cash
  - No ownership by Chinese government or banks
  - Profitable, positive cash flow Last Two Fiscal Years
  - Book value of $.28 per share

Sunwin International neutraceuticals

Only Sweet Naturally Sweet STEVIA

Solid Financial Base

Fiscal Year Ended April 30	2009	2008	2007
Revenue	$ 22,209,912	$ 22,932,222	$ 15,243,568
Gross Profit	$ 5,080,038	$ 6,085,543	$ 3,723,245
Net Income	$ 500,296	$ 2,579	$ (578,543)
EPS	$ -	$ -	$ (0.01)
Cash	$ 10,487,165	$ 6,811,136	$ 6,687,222
Total Assets	$ 43,619,237	$ 30,097,887	$ 26,319,368

- Company cash position increased 53% during fiscal year despite the global economic downturn
- Fiscal 2009 earned $500,000 net income

Sunwin International neutraceuticals

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Diverse Revenue Base in 2009

25% Veterinary Medicine

- Medicines for the animal stock industry in the PRC
- Special veterinary medicines made from pure traditional Chinese medicines or combining with Western medicine

25% Traditional Chinese Extracts

- More than 120 traditional Chinese medicine extracts
- Sold on a wholesale basis to domestic traditional Chinese manufacturers and animal pharmaceutical manufacturers

50% Stevia Extracts

- All natural zero calorie sweetener and dietary supplement approximately 300 times sweeter than sugar
- One of the largest global producers sellers
- Production capacity is over 600 metric tons annually

The "Holy Grail" of Sweeteners

- Zero calorie, all natural sweetener
- Rapid growth in global acceptance
- US beverage makers now using stevia
- Can be heated for cooking and baking
- Flavor modification technology advancements
- Appeals to consumer trends and needs




Only Sweet


STEVIA
SUGAR

Sunwin International neutraceuticals

Shift in Consumer Trends

- Consumers more focused on nutrition
- Zero-calorie products continue to grow
- All-natural products continue to grow
- Concerns over chemical sweeteners



  - Saccharin – links to cancer and poor taste
  - Aspartame – links to migraines, stomach issues and other ailments
  - Sucralose – chlorinated sugar, questions about long-term health effects


POOLIFE
POOLIFE
POOLIFE
POOLIFE

Sunwin International neutraceuticals

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Addresses Health Issues

- Obesity
- Diabetes
- Reduction in long term health costs
- Trend toward "healthier lifestyles"
- Focus on living longer
- Natural products growing in demand







Stevia FDA Status

- GRAS Status approval from the FDA on a number of stevia extracts produced by:
  - Cargill, Whole Earth Sweeteners, Blue California, McNeil and Wisdom Natural Brands
- Sunwin USA working toward GRAS Status (Self Affirmed and Letter of No Objection)





Sunwin International neutraceuticals

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Increasing Global Acceptance

- Safely used in Japan for over 35 years as a sweetener
- WHA (World Health Organization) has affirmed stevia as a safe sweetener
- *FSANZ affirms stevia as a full sugar substitute after 10 years of review and data
- EU approval expected in late 2010/2011
- Stevia has a positive effect on obesity, high blood pressure and Type II Diabetes

*FOOD STANDARDS Australia New Zealand
Te Mana Kounga Kai – Ahitereiria me Aotearoa

Sunwin International neutraceuticals

Only Sweet Naturally Sweet STEVIA

Sunwin - A "World Class" Producer

- Plant Locations
  - 6 Shengwang Ave, Qufu, Shandong Province
    - Processing Space: 32,300 sq. ft.
    - Warehousing Space: 43,100 sq. ft.
  - 6 Youpend Road, Qufu, Shandong Province
    - Processing Space: 32,300 sq. ft.
- 420+ Employees
  - Production
  - R&D
  - Sales and Marketing
  - Management and Administration


山东圣旺国际科技园



Sunwin International neutraceuticals

Medical Grade Facilities

- New plant constructed in 2006
- Designed and built specifically for production of high grade stevia
- Certified "medical grade" facilities
- Older plant is specifically used for lower grade stevia extracts
- Additional facilities have been acquired for rapid expansion





Sunwin International neutraceuticals

Only Sweet

Sunwin's Approach

- Strong relationships with growers
- No advance payments to growers
- Leaf stock is stored in Sunwin warehouses
- Ethanol extraction (recycled)
- Mechanical nano filter purification
- All facility water is purified on site

Sunwin Global Sales

- 100% industrial sales in bulk
- Diverse global channels
- US acceptance accelerating

Markets	2008	2007
Japan	45%	50%
China	30%	30%
USA	15%	10%
Europe	10%	10%



Sunwin International neutraceuticals

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Current Production

- Significant production growth
- Trend toward high-value premium grades
- Able to meet major partner demand on approval

Production in metric tons	2009 est.	2008 aprx.	2007 aprx.
Reb A 10	100	200	200
Reb A 40	200	200	100
Reb A 60	200	150	100
Reb A 80	100	5	
Reb A 95	50	2	
TOTAL	**650**	**557**	**400**

WILD Flavors Partnership

- Finalized in February 2009
- $3 million capital for substantial long term equity position
  - Additional services provided by WILD Flavors valued in excess of $1 million.
- 45% ownership in Sunwin USA
- Worldwide Sales and Marketing Partner of Sunwin Stevia
- Will also assist Sunwin to become ISO 22000 Certified

Sunwin International neutraceuticals

Only Sweet

Why is this Partnership Important

Increase Consumer Demand

Tools to Make a Great Sweetener Better

Stevia Extract
- Reb A content
- Stevioside
- Rough extract

- Multiple GRAS stevia grades
- Allows customization to meet targeted cost-in-use
- Best flavor profile in each food product at lowest cost



Taste Modifiers
- Bitter blockers
- Sweetness enhancers
- Linger cutters
- Upfront sweetness
- Mouthfeel

- Over 20 different modifiers developed
- Designed for many applications and Stevia types
  - ✓ Beverages, Sauces, Confectionary, Cereal, etc.

Sunwin International neutraceuticals

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Products Developed With Stevia


Syrups


Cereals


All Types of Beverages


Supplements


Cakes


Gum


Gummies & Pectin Candy


Bars


Hard Candies


Dairy

Sunwin International neutraceuticals

Only Sweet
Naturally Sweet STEVIA

Products Developed With Stevia


Yogurts


Breads


Frozen Drinks


Soups


Sauces


Condiments


Snack Seasonings


Puddings


Muffins


Trail Mixes

Sunwin International neutraceuticals

Increased Marketing Support

- WILD's Marketing has increased awareness of Sunwin stevia through
  - Banner ads in electronic newsletters
  - Speaking engagements
  - WILD's web-site
  - Press releases
  - Trade shows



OnlySweet™ Stevia
Extracts Now Available
From WILD!
WILD
Great Taste



Contact WILD Now!
WILD
OnlySweet Stevia Extracts Only WILD Has It!
Learn About Stevia
Company Flavors Food Beverage Health Colors WILD Wisdom Innovations Packaging

Sunwin International
neutraceuticals

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WILD Flavors – Success Stories

- Ongoing Orders from 6 Customers
  - Several new customers added in the last 6 months
- Additional Customers Evaluating Stevia
  - Approved in 4 other product lines, awaiting purchase orders
  - Development moving forward at three large, multinational package goods company
  - Private Label Tabletop Sweetener
    - Initial stages of development for two companies

Sunwin International neutraceuticals

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Sunwin USA

- US subsidiary of Sunwin International Neutraceuticals
- Makers of OnlySweet™
- Partners with WILD Flavors to sell, distribute and market Sunwin bulk stevia extracts



Naturally Sweet STEVIA
Only Sweet
O Calories
O Sugars
100 PACKETS
All Natural

US Sweetener Market


Only Sweet

- Sugar Substitute Market
  - $1.24 Billion Business
- Retail Table Top Market
  - $417 Million
- Food service segment and ingredient sales of approximately $823 million
- Significant opportunity in US food and beverage middle market for a proprietary menu of stevia options and grades

US Sweetener Market 2007-2008

COMPANY	McNEIL NUTRITIONALS	CUMBERLAND PACKING Corp.	MERISANT Co.
SALES DOLLARS*	$226 Million	$48 Million	$44 Million
SHARE AT RETAIL	70%	13%	12%
CHANGE IN MARKET SHARE	-1.9%	-6.3%	-12.0%
TASTE PROFILE	Sucralose Based Medium-Sweet	Saccharin Based Very-Sweet	Aspartame Based Lightly-Sweet

The consumer shift away from chemical sugar substitutes favors stevia

*Sales figures are for packets and exclude sales at Wal*Mart, club stores and convenience stores.
Sources: TNS Media Intelligence, Information Resources, Inc., Ad Age Research

Sunwin International neutraceuticals

Sunwin Acquisitions

- 60% Interest in Qufu Shengwang Stevia Biology and Science Company
  - Animal feed and organic fertilizer production from the residue of stevia stock leaves
  - Low cost production, high nutrient value for soil; higher fructose levels for animal feed

Sunwin Acquisitions

- 100% Interest in Qufu Shengren Pharmaceutical Co., Ltd
  - Conversion of pharmaceutical production facilities to the production of high grade stevia
  - Highly attractive to our shareholders
  - Solidify Sunwin's position as one of the world's top producers of high grade stevia

Growth Plans

- Sunwin is expanding total global stevia manufacturing capacity and sales channels with WILD Flavors
- Continue vertical integration opportunities in all markets
- Expanding US presence by seeking both FDA clearance and entry to the wholesale ingredient market
- Growing global market opportunity in which Sunwin is one of the largest producers

Corporate Outlook

- Revenue and Earnings Growth in Fiscal 2010
- Positive cash flow
- Integration and Streamlining of Recent acquisitions and partnership
- Invest and implement tactics to become ISO 22000 Certified
- Maintain flat COGS levels
- Generate growth capital internally
- Invest in FDA and EU approvals and sales expansion

Sunwin International neutraceuticals

Only Sweet

Why Invest In Sunwin?

- An Opportunity to capitalize on a global sweetener commodity shift to stevia
- The only US traded pure play stevia producer
- Partners with World Leader – WILD Flavors
- Able to meet diverse demand
  - Ingredient sales
  - OnlySweet retail products
  - Private label retail products
  - Food service applications

Sunwin International neutraceuticals

OnlySweet

Thank You

Contacts

Sunwin USA
Jeff Reynolds
972-377-2339
jreynolds@sunwinusa.com

U.S. Representative
Gary Liu
954-363-7333
ir@sunwininternational.com

Appendix

- What is stevia?

What is Stevia

- It is an herb, stevia rebaudiana
- Originally from Paraguay
- Now grown in Japan, Korea, China, and Brazil
- 80% of Worldwide production done in China
- 300 times the sweetness of sugar





Sunwin International neutraceuticals

Only Sweet